CONSULTING AGREEMENT

MEMORANDUM OF UNDERSTANDING AND AGREEMENT DATED THIS 25th DAY OF FEBRUARY 2001.

BETWEEN:

      Timebeat.com Inc., a company incorporated under the laws of the State of Nevada and having an office at 711 Carson Street, Suite 4, Carson City, Nevada 89701

(Hereinafter called the "Company")
                                                         OF  THE FIRST PART

AND:

PALM BEACH CONSULTING CORP,  a Company

located at:  11380 Prosperity Farms Road  Suite 213 Palm Beach Gardens, FL 33410

     (Hereinafter called the "Consultant")
                                                         OF THE SECOND PART


WHEREAS:

  A. The Company wishes to retain the services of the Consultant in the assistance in the E-Commerce website industry .

  B. The Consultant, who has several years experience in the sales and services wishes to provide services to the Company as requested by the Company.

NOW THEREFORE THIS AGREEMENT WITNESSES THAT IN CONSIDERATION OF THE PREMISES AND OF THE MUTUAL COVENANTS HEREINAFTER CONTAINED, THE PARTIES HERETO AGREE AS
FOLLOWS:

1.0 CONFIRMATIONS OF SERVICES

1.1 The Company hereby confirms the engagement of the Consultant and the Consultant hereby accepts such engagement upon the terms and conditions set forth herein.


2.0 TERM

2.1 The contract will commence March 1, 2001 and continue through February 28, 2002 (the "Term") or until earlier terminated according to the provisions contained herein.

2.2 If at the end of the Term, the Consultant and the Company mutually agree to extend the Agreement, unless otherwise amended in writing, this Agreement will be continued on a month to month basis during the extended term and may be terminated anytime by the Consultant or the Company, by giving thirty(30) days written notice to the other part.


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2.3   For the  purposes of this  agreement,  "Term" will  include any  extension pursuant to paragraph 2.2 herein.


3.0   DUTIES

3.1 The consulting services that the consultant will provide to the Company when called upon by the Company's Board of Directors will be in the area of E-Commerce website development industry.

3.2 The consultant will report to the Directors of the Company and take specific direction from Board's Chairman. If there is no chairman, then the Consultant will take specific direction from the Boards designee

3.3 When the Consultant is performing tasks at the direction of the Board of Directors, the consultant will prepare a written report as to keep directors informed of such tasks on a as need basis.


4.0   COMPENSATION

4.1 In consideration of the consulting services that the Board of Directors may call upon the Consultant to perform for the Company the Consultant will be compensated for his Time and efforts as follows:

      a. Consultant will be paid expenses incurred for rent/storage space for TIMEBEAT4TEENS. ($650.00)
      b. Consultant fees presently will be limited to above expenses only and any other compensation would be added as an addendum to this agreement by May 1, 2001.


5.0   TERMINATION

5.1 The Company and Consultant mutually agree that they may terminate this Agreement immediately:
      a) if Company or Consultant is convicted by a Court-of-Law with respect to an offense involving fraud;or
      b) for a breach by the Company or Consultant, not remedied within thirty(30) days of notification, of any of the covenants, terms or conditions in this agreement.
      c)    if there are any management changes with respect to the Board.

5.2 The Company may give seven(7) days written notice of his intention to terminate this Agreement at, which date, this Agreement will be terminated. The Company's liability to the Consultant will be limited to all unpaid compensation and expenses to the date of termination of this Agreement.

5.3 The Consultant may give thirty(30) days written notice of his intention to terminate this Agreement at, which date, this Agreement will be terminated. The Company's liability to the Consultant will be limited to all unpaid compensation and expenses to the date of termination of this Agreement.

5.4 If the Consultant dies prior to the expiration of the Term, his estate will be paid any outstanding compensation and expenses owed to the Consultant.

5.5 The Consultant will, forthwith upon the expiration / or termination of this Agreement, return to the Company documents, materials and other property given to the Consultant, during the term of this Agreement, belonging or relating to the Company,


6.0   CONFIDENTIALITY

6.1   The Consultant will not, during the Term of this Agreement disclose to any
      person,   firm,  or  corporation  any  information  that  he  may  acquire concerning the business of the Company that is not in the public domain.

6.2 The Company acknowledges that the Consultant has other clients/employers for whom he may provide similar services, who are in similar or substantially the same business as the Company. The Consultant will use his best efforts to maintain confidentiality of Company documents and activities.


7.0    GENERAL

7.1 Any materials, trade secrets, or other information provided by the Company to the Consultant. during the Term will be the exclusive property of the Company.

7.2 All notices will be sent by registered or certified mail, return receipt required, from any post office in the continental United States, and addressed to the parties at their respective addresses set out above. Any such notice will be deemed received seven(7) business days from the date of the original mailing. If there should be a mail strike between the time of mailing and the actual receipt of such notice, then, the notice will be resent via "Courier" such as Fedx , requiring a signature and dated receipt of delivery.

7.3 The provisions of this Agreement will ensure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, legal representatives and successors.

7.4 The headings appearing in this Agreement have been inserted for reference and as a matter of Convenience and in no way define, limit or enlarge the scope of any provision of this Agreement.

7.5 The invalidity or unenforceability of any provision of this Agreement will not effect the validity or enforceability of any other provision hereof and such valid provision will be deemed to be in full force and effect.


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7.6   This Agreement  contains the entire  Agreement of the parties with respect to the subject matter hereof and superseded any prior understanding, agreement, statement or representation by or between them, whether written or oral.

7.7 This Agreement will not be modified or varied except by an instrument in writing executed by both parties.

7.8 This Agreement will be governed by and construed in accordance with the laws of the State of Nevada.

7.9 The Company is wholly owned by Timebeat.com Enterprises Inc. a company incorporated in the Yukon Territory of Canada.

7.10 This Agreement replaces all prior written or verbal agreements between the Consultant and the Company.



IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year set out above.


TIMEBEAT.COM INC.


BY:  /s/ Thomas L. Crom
    ---------------------------------
    Thomas L. Crom, Chairman



Palm Beach Consulting Corp.


BY:  /s/ Jack Stein
    ---------------------------------
    Jack Stein, President